SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2008

                         FIRST FEDERAL BANKSHARES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-25509                     42-1485449
----------------------------- ---------------------           ----------------
(State or Other Jurisdiction) (Commission File No.)           (I.R.S. Employer
      of Incorporation)                                      Identification No.)


329 Pierce Street, Sioux City, Iowa                                 51101
----------------------------------------                            -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year.
              ------------------------------------------------------------------

         On July 17, 2008, the Board of Directors of First Federal Bankshares, Inc. (the "Company"), the holding company of Vantus Bank (the "Bank"), approved a reduction in the size of the Company's Board of Directors from nine members to eight members, effective immediately. On the same date, the Board of Directors of the Bank approved a reduction in the size of the Bank's Board of Directors from nine members to eight members, effective immediately, and also approved the amendment of the Bank's Bylaws to reflect the reduction. The reductions in the sizes of the Boards were related to the previously announced resignation of Michael W. Dosland as a director of the Company and of the Bank.


Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (a) Not Applicable.

              (b) Not Applicable.

              (c) Not Applicable.

              (d) Exhibits. None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST FEDERAL BANKSHARES, INC.



DATE: July 23, 2008                   By:  /s/ Barry E. Backhaus
                                           -------------------------------------
                                           Barry E. Backhaus
                                           President and Chief Executive Officer